EXHIBIT 10.39.1

AMENDMENT NO. 1

TO

FUND AGREEMENT

This Amendment, dated August 1, 2005, is to the Fund Agreement previously entered into on October 1, 2002 by and among Nationwide Financial Services, Inc. (including any affiliates and/or subsidiaries listed on Exhibit A), Gartmore Mutual Fund Capital Trust, which serves as adviser, Gartmore Morley Capital Management, Inc., which services as adviser, Gartmore Distribution Services, Inc., which services as distributor to Gartmore Mutual Funds (the “Trust”) and the Trust’s various series (the “Funds”).

WHEREAS, Nationwide Financial Services, Inc. (“NFS”) or a subsidiary or affiliate thereof (collectively referred to as “NFS Affiliate/Subsidiary”) provides administrative and/or recordkeeping services to variable contracts, which may include, but are not limited to, variable annuity contracts, variable life insurance policies and various retirement plans which meet the definition of retirement plans under Sections 401, 403 and 457 of the Internal Revenue Code (the “Code”) (collectively, “Contracts”); and

WHEREAS, NFS Affiliate/Subsidiary may issue variable annuity contracts and variable life insurance policies through separate accounts (“Variable Accounts”) as listed on Exhibit A; and

WHEREAS, the Contracts allow for the allocation of net amounts received by NFS to sub-accounts which correspond to each Fund for investment in shares of the Funds; and

WHEREAS, selection of a particular sub-account is made by the contract owner or by participants in various types of retirement plans and such contract owners and such contract owners and/or participants may reallocate their investment options among the sub-accounts in accordance with the terms of the Contracts; and

WHEREAS, NFS and Gartmore, mutually desire the inclusion of the Funds as investment options for the Contracts; and

NOW THEREFORE, NFS AND GARTMORE mutually revise and restate Exhibit A (“Variable Accounts”) to the Fund Agreement with the current listing of Variable Accounts, and revise and restate the list of Funds on Exhibit C to the Fund Agreement (Service Fees rate) attached hereto. All other terms and conditions within the Agreement remain the same.

IN WITNESS WHEREOF, the parties have agreed to and executed this Amendment as of the date first written above.

SIGNATURES FOLLOW

NATIONWIDE FINANCIAL SERVICES, INC.

/s/ Karen R. Colvin
Print Name: Karen R. Colvin
Title: Officer

GARTMORE MUTUAL FUND CAPITAL TRUST

/s/ Gerald J. Holland
Print Name: Gerald J. Holland
Title: Treasurer & CFO

GARTMORE MUTUAL FUNDS

/s/ Gerald J. Holland
Print Name: Gerald J. Holland
Title: Treasurer & CFO

GARTMORE DISTRIBUTIONS SERVICES, INC.

/s/ Gerald J. Holland
Print Name: Gerald J. Holland
Title: Treasurer & CFO

GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

/s/ Jill R. Cuniff
Print Name: Jill R. Cuniff
Title: Managing Director, Chief Investment Officer

EXHIBIT A

TO

AMENDMENT NO. 1 DATED AUGUST 1, 2005

TO THE FUND AGREEMENT

BY AND AMONG

NATIONWIDE FINANCIAL SERVICES, INC., GARTMORE MUTUAL FUND CAPITAL

TRUST, GARTMORE MUTUAL FUNDS, GARTMORE DISTRIBUTION SERVICES, INC. AND

GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

This Exhibit corresponds to the Fund Agreement dated October 1, 2002.

Registered Broker Dealers

Nationwide Investment Services Corporation

Affiliates and Subsidiaries

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Trust Company, FSB

Nationwide Retirement Solutions, Inc.

Nationwide Retirement Solutions of Alabama, Inc.

Nationwide Retirement Solutions of Arizona, Inc.

Nationwide Retirement Solutions of Arkansas, Inc.

Nationwide Retirement Solutions of Montana, Inc.

Nationwide Retirement Solutions of Nevada, Inc.

Nationwide Retirement Solutions of New Mexico, Inc.

Nationwide Retirement Solutions of Ohio, Inc.

Nationwide Retirement Solutions of Oklahoma, Inc.

Nationwide Retirement Solutions of South Dakota, Inc.

Nationwide Retirement Solutions of Texas, Inc.

Nationwide Retirement Solutions of Wyoming, Inc.

National Deferred Compensation, Inc.

Nationwide Life Insurance Company of America

Nationwide Life and Annuity Company of America

Variable Accounts

Nationwide Private Placement Variable Account

Nationwide Provident VA Separate Account 1

Nationwide Provident VA Separate Account A

Nationwide Provident VLI Separate Account 1

Nationwide Provident VLI Separate Account A

Nationwide Variable Account

Nationwide Variable Account - II

Nationwide Variable Account - 3

Nationwide Variable Account - 4

Nationwide Variable Account - 5

Nationwide Variable Account - 6

Nationwide Variable Account - 7

Nationwide Variable Account - 8

Nationwide Variable Account - 9

Nationwide Variable Account - 10

Nationwide Variable Account - 11

Nationwide Variable Account – 12

Nationwide Variable Account – 13

Nationwide Variable Account – 14

Nationwide Variable Account – 15

Nationwide Variable Account – 16

Multi-Flex Variable Account

Nationwide VA Separate Account – A

Nationwide VA Separate Account – B

Nationwide VA Separate Account – C

Nationwide VA Separate Account – D

Nationwide VLI Separate Account

Nationwide VLI Separate Account – 2

Nationwide VLI Separate Account – 3

Nationwide VLI Separate Account – 4

Nationwide VL Separate Account

Nationwide VL Separate Account – A

Nationwide VL Separate Account – B

Nationwide VL Separate Account – C

Nationwide VL Separate Account – D

Nationwide VL Separate Account – E

Nationwide DC Variable Account

Nationwide DC Variable Account – II

NACo Variable Account

Nationwide Governmental Plans Variable Account

Nationwide Governmental Plans Variable Account – II

Nationwide Qualified Plans Variable Account

Nationwide Private Placement Variable Account

Nationwide Private Placement Variable Account – II

Ohio DC Variable Account

EXHIBIT C

TO

AMENDMENT NO. 1 DATED AUGUST 1, 2005

TO THE FUND AGREEMENT

BY AND AMONG

NATIONWIDE FINANCIAL SERVICES, INC., GARTMORE MUTUAL FUND CAPITAL

TRUST, GARTMORE MUTUAL FUNDS, GARTMORE DISTRIBUTION SERVICES, INC. AND

GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

This Exhibit corresponds to the Fund Agreement dated October 1 , 2002.

Funds	Basis Points per Annum
A Shares	40 bps
C Shares Equity	100 bps
C Shares Fixed Income	85 bps
D Shares Equity	35 bps
D Shares Fixed Income	30 bps
Money Market Prime Shares	25 bps
Service Shares all funds, except Money Market	40 bps
Service Shares Money Market	35 bps
Institutional Service Shares Equity (excluding Nationwide Savings Plan accts)	35 bps
Institutional Service Shares Fixed Income and Index (excluding Nationwide Savings Plan accts)	25 bps
Institutional Service Shares – Nationwide Savings Plan	10 bps
Institutional Shares	0 bps
Institutional Shares – Money Market in the Pensions Channel
For Plans with an Effective date prior to January 1, 2003	23 bps
For Plans with an Effective date after January 1, 2003	27.5 bps
Nationwide Trust Company Program – One Time Set-Up Fee for funds added to the program beginning on October, 2002	$1,500
Nationwide Advisory Services (Wrap) Program – One Time Set-Up Fee for Funds	$1,500
Nationwide Advisory Services (Wrap) Program – Annual Maintenance Fee	$1,000

•

A Shares of the following funds offered through the deferred compensation channel (IRC §§ 401 and 457 plans) to new entities, retirement plans, or plan sponsors, as applicable, are subject to the schedule below. Gartmore reserves the right to prospectively withdraw the schedule below at any time, provided however, that entities, plans or plan sponsors that have been offered or accepted revenue under the schedule below will not be affected. In the event, Gartmore exercises its right to revoke the schedule below, after such revocation, A Shares will be subject to the schedule above.

Funds	Basis Points per Annum
Gartmore Nationwide Fund (fka, Gartmore Total Return Fund)	50 bps
Gartmore Mid Cap Growth Leaders Fund (fka Gartmore Millenium Growth Fund)	50 bps
Gartmore Large Cap Value Fund (fka Nationwide Large Cap Value Fund)	50 bps
Gartmore Value Opportunities Fund	50 bps
Gartmore International Growth Fund	50 bps
Gartmore Emerging Markets Fund	50 bps
Gartmore Government Bond Fund	50 bps